Sales Contract of Commercial Housing 3-2

The two parties:

Party A (seller) Chongqing Yinxin Realty Development Ltd.
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Registered Address: 13th Floor, No.39,                Postal Code: 400010
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       Wusi Road, Yuzhong District, Chongqing
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Business Corporation License No.:                     Qualification License No.:
               5000002102555                                             0320235
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Legal Representative: Zhaowen Tan                     Contact Tel: 67732651
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Authorized Proxy:                                     Contact Tel: 67732998
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Authorized Agent:                                     Qualification License No.:
Registered Address:                                   Postal Code:
Legal Representative:                                 Contact Tel:


Party B (buyer) Chongqing Qianbao Technology Ltd.
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Business Corporation License No.: 5001052107163       Nationality: Chinese
                                  -------------
Address: 11th Floor, No.78, 1st Yanghe Village, Jiangbei District, Chongqing
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Postal Code: 400020                                   Contact Tel: 67757997
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Authorized Agent: Li Bao                              Nationality: Chinese
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Address: 4-12, No.146, Zhangjia Garden Street, Yuzhong District, Chongqing
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Postal Code: 400010                                   Contact Tel: 60599298
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According to the Contract Law of PRC,  Management Law of Realty of PRC and other
relevant  law  and   regulations,   on  the  basis  of  equal,   voluntary   and
consentaneous, both parties sign this contract regarding the sale of commercial housing.

Article I. Usufruct status of this commercial housing and title of the item
The land tenure of this commercial housing is obtained by transfer and has been legally registered as well as conferred the realty title deed with the No. of
(97),  00428 and 1663.
Acreage of the land is 4242m(2); purpose of layout is integration; expiration of the land tenure is May 21st, 2037.
The title of this commercial housing is Chongqing International Chamber of Commerce. The construction project layout license No. is 0249 and execution No. is 94-40.

Article II. Sale proof of this commercial housing
The commercial housing sold by Party A is the following item 1:

   1.   Marketable housing. Realty title deed No.: 10552
                                                   -----
   2.   Futures   marketable   housing.    Futures  marketable  housing  License
        No.         , approval authority           .
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   Article III. Basic status of the commercial housing purchased by Party B

Location: No. 78, 1st Yanghe Village, Jiangbei District
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

           No.                                           Type         Construction acreage (m(2))
           of                       Room                  of     -------------------------------------   Unit
Building   stories   Cell   Floor   No.    Structure      flat    In wrap     apportionment   Subtotal   Price   Use
-----------------------------------------------------------------------------------------------------------------------
           32               13      1-2   ferroconcrete           105.86      37.92          143.78     5432.84  office


   Article IV. Calculation mode and price
   Both parties agreed to use the first mode of the following to calculate the price of commercial housing:
   1. Calculated by in-wrap construction acreage, the total sum of this commercial housing is (yen)575120.00.
                            ---------------
   2. Calculated by cell, the total sum of this commercial housing is         .
                                                                     ---------



   Party A                                                               Party B